1 D.A. Davidson & Co. Annual Financial Services Conference Denver, Colorado May 13-14, 2014

Cautionary Note: Forward Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Actual results may differ materially from those currently expected or projected in these forward-looking statements. These forward-looking statements are based on current expectations and assumptions, and we assume no obligation to update these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements. For risks relating to these forward-looking statements and factors that could cause actual results to differ materially from those anticipated, please review Columbia’s latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including the “Risk Factors,” “Business” and “Management’s Discussion and Analysis” sections therein) and other filings with the Securities and Exchange Commission. 2

Table of Contents Columbia Footprint ............................................................................................................... 4 Integration of West Coast Bank ............................................................................................ 5 Deposit Market Share ........................................................................................................... 6 Columbia Overview – An Historical Look Back ................................................................. 7 - 8 Positive Business Climate and Economic Outlook ................................................................. 9 Financial Results Operating Results Highlights ............................................................................................ 10 Balance Sheet Highlights ................................................................................................. 11 Growth of Total Assets 1993 - 2014 ................................................................................ 12 Net Interest Margin ........................................................................................................... 13 New Loan Originations .................................................................................................... 14 Loan Portfolio………………………………………………………………………………………………………….15 - 17 Nonperforming Assets ..................................................................................................... 18 Investment Portfolio ........................................................................................................ 19 Deposits ..................................................................................................................... 20 -21 Interest Rate Sensitivity .................................................................................................. 22 Capital Measures ............................................................................................................. 23 Priorities Moving Forward .................................................................................................. 24 Total Return Performance ................................................................................................... 25

Strong retail system of over 140 branch locations in the Pacific Northwest built through de novo branching and strategic acquisitions Strong retail system of 140 branch locations in the Pacific Northwest built through de novo branching and strategic acquisitions Columbia Footprint 4

Integration of West Coast Bank • Transaction closed April 1, 2013; we realized our anticipated quarterly earnings accretion from this transaction during each quarter of 2013. • Projected annual cost savings of $20.9 million have been implemented as of March 31, 2014. • Acquisition related expenses for the transaction totaled $28 million through first quarter 2014, compared to a projection of $30 million when the deal was signed. • Integration is essentially complete as of first quarter 2014; however, there are some lingering merger related costs. • Loan and deposit production has been solid across the entire geographic footprint. 5

Share of Deposit Market 2013 Rank Institution (ST) 2013 Deposits ($000s) 2013 Market Share* 1 Bank of America (NC) 25,259,298 21.45% 2 Wells Fargo (CA) 13,550,440 11.51% 3 U.S. Bank (MN) 12,841,179 10.90% 4 JP Morgan Chase (NY) 11,122,022 9.44% 5 Key Bank (OH) 8,556,094 7.26% 6 Washington Federal (WA) 4,314,346 3.66% 7 Columbia Bank 3,530,866 3.00% 8 Sterling Savings (WA) 3,404,310 2.89% 9 Union Bank (Mitsubishi UFJ) 3,078,558 2.61% 10 Washington Trust (WA) 3,062,066 2.60% Other Institutions in Market 29,053,161 24.68% Total for Institutions in Market 117,772,340 100.00% 2013 Rank Institution (ST) 2013 Deposits ($000s) 2013 Market Share* 1 U.S. Bank (MN) 12,071,085 20.60% 2 Wells Fargo (CA 9,434,782 16.10% 3 Bank of America (NC) 9,030,717 15.41% 4 JP Morgan Chase (NY) 4,516,040 7.71% 5 Umpqua Bank (OR) 4,417,571 7.54% 6 Key Bank (OH) 3,249,570 5.55% 7 Columbia Bank 2,309,155 3.94% 8 Washington Federal (WA) 1,902,495 3.25% 9 Sterling Savings Bank (WA) 1,798,826 3.07% 10 Bank of the West (CA) 1,099,102 1.88% Other Institutions in Market 8,769,542 14.95% Total for Institutions In Market 58,598,885 100.00% * Based on June 30, 2013 FDIC deposit market share data Washington Oregon 6

Columbia Overview – An Historical Look Back Slide Deck Davidson London Opened in Tacoma, Washington in August, 1993 Organic growth first five years (1992-1996) Average annual growth rate for total assets: 38.9% Expanding from 4 to 16 branches Cascade Bancorp acquisition (December 1997); $97 million in assets Bank of Fife acquisition (December 1997); $34 million in assets Bank of Astoria acquisition (October 2004); $203 million in assets Mount Rainier Bank acquisition (July, 2007); $266 million in assets Town Center Bank acquisition (July, 2007); $166 million in assets Raised $120 million through common stock offering (August, 2009) Raised an additional $240 million through common stock offering (May 2010) 7

Slide Deck Davidson London Columbia Overview – An Historical Look Back Repaid all $76.9 million in Capital Purchase Program funds (August 2010) Repurchased common stock warrant issued to U.S. Treasury (Sept. 2010) FDIC-assisted acquisitions: Columbia River Bank (January, 2010) $913 million in assets American Marine Bank (January, 2010) $308 million in assets Summit Bank (May, 2011) $131 million in assets First Heritage Bank (May, 2011) $165 million in assets Bank of Whitman (August, 2011) $438 million in assets Announced definitive agreement with West Coast Bancorp (September 26, 2012). West Coast acquisition completed April 1, 2013; $2.6 billion in assets Integration essentially completed 8

• Improving economic trends in the Pacific Northwest, led by Seattle, WA and Portland, OR metro areas . • Unemployment rates improving in Washington & Oregon, with net gain in jobs April 2014: 6.3% Washington 6.9% Oregon • Pacific Northwest businesses feeling more optimistic • Portland, Tacoma and Seattle ports rank #4, #5 and #6, respectively, in the west coast top 10 in terms of cargo tonnage. • Military a major driver of NW economy. Over 90,000 Active and Civilian personnel across Washington and Oregon; provides over $3 billion annually in total payroll • Home prices continue to rise; home sales decline due to tight inventories and limited new-home construction. (Sales down 20% for two consecutive quarters in King County.) • Export-driven, diversified economy steadily improving in the Pacific Northwest, with world-class companies and a well-educated workforce. Positive Business Climate & Economic Outlook 9

Operating Highlights $ in Thousands 1Q14 4Q13 3Q13 2Q13 1Q13 Operating Net Interest Income $63,257 $65,720 $65,488 $66,480 $44,037 Provision/(Recap) for Loan Losses (500) (2,100) 4,260 2,000 (1,000) Operating NII after Provision 63,757 67,820 61,228 64,480 45,037 Operating Noninterest Income 18,572 18,804 19,422 19,832 11,750 Operating Noninterest Expense 56,194 56,981 58,087 57,891 39,700 Pre-tax Operating Income 26,135 29,643 22,563 26,421 17,087 Pre-tax Op Inc (before LL Provision) 25,635 27,543 26,823 28,421 16,087 Non-Operating Adjustments: FDIC Acquired Loan Acctg Impact (752) (1,248) (3,362) (3,149) (2,249) Impact of Acctg on Other Acquired Loans 5,615 6,540 10,025 9,635 -- Impact of Acq Securities Premium Amort (1,625) (1,828) (2,427) (3,054) -- Gain/(Loss) on Sale of Assets 233 1,662 832 2,933 2,996 West Coast Merger Expense (966) (7,910) (7,621) (9,234) (723) Other Nonrecurring Items -- 1,025 -- (1,547) -- Tax Provision/(Benefit) 8,796 7,911 6,734 7,414 4,935 Net Income $19,844 $19,973 $13,276 $14,591 $12,176 Earnings per Share $0.37 $0.38 $0.25 $0.28 $0.31 10

Balance Sheet Highlights 11 $ in Millions 1Q14 4Q13 3Q13 2Q13 1Q13 Total Assets $7,237 $7,162 $7,150 $7,070 $4,905 Noncovered Loans, net $4,297 $4,219 $4,194 $4,181 $2,621 Covered Assets, net $275 $290 $315 $352 $377 Core Deposits $5,768 $5,696 $5,663 $5,468 $3,797 Total Deposits $6,044 $5,959 $5,949 $5,748 $4,047 Nonperforming Assets/ Noncovered Assets 0.75% 0.84% 0.87% 1.01% 0.99% Return on Average Assets 1.11% 1.11% 0.75% 0.82% 1.02% Return on Average Common Equity 7.45% 7.57% 5.13% 5.56% 6.43%

Growth of Total Assets 1993 - 2014 9 236 865 2,177 3,179 4,256 4,786 7,162 7,237 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Acquisitions $ Millions Bank of Whitman;* First Heritage;* Summit* West Coast Bank Columbia River;* American Marine* Town Center; Mount Rainier Bank of Astoria Cascade Bancorp; Bank of Fife * FDIC Assisted Acquisition 12

Stable Operating Net Interest Margin 13 4.36% 4.32% 4.21% 4.34% 4.41% 4.31% 4.19% 1.74% 1.41% 0.84% 0.85% 0.85% 0.96% 0.72% 0.66% 6.27% 5.77% 5.16% 5.06% 5.19% 5.37% 5.03% 4.85% 0% 1% 2% 3% 4% 5% 6% 7% 2011 2012 2013 1Q13 2Q13 3Q13 4Q13 1Q14 Operating Margin Margin from Nonrecurring items, primarily Incremental Accretion 4.53%

New Loan Originations 19% 6% 46% 25% 17% 14 $125 $157 $130 $201 $181 $190 $192 $248 $210 $0 $50 $100 $150 $200 $250 $300 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 $ in Millions Solid new loan production continues in 2014 with $210 million generated during the quarter.

Balanced Non-covered Loan Portfolio 19% 6% 46% 25% 17% Commercial Business 37% 1-4 Family Residential 2% Owner Occupied Com'l Real Estate 20% Income Property Com'l Real Estate 29% Residential RE Construction 1% Com'l RE Construction 3% Consumer 8% Total Loan Portfolio = $4.3 Billion Annualized 1st quarter growth of 7.4% 15 As of March 31, 2014

Non-covered Commercial Business Portfolio 19% 6% 46% 25% 17% Real Estate 5% Manufacturing 9% Finance & Insurance 11% Healthcare 16% Wholesalers 6% Construction 8% Retail 3% Agriculture/ Forest/Fish 14% Professional 11% Other 17% Total Portfolio = $1.6 Billion Annualized 1st quarter growth of 10.2% 16 As of March 31, 2014

Non-covered Commercial Real Estate Portfolio 19% 6% 46% 25% 17% Retail 14% Office 20% Multifamily 12% Warehouse 15% Manufacturing 8% Land 7% Hotel 7% Healthcare 2% Residential 1% Recreational 2% Other 12% Total Portfolio = $2.1 Billion Annualized 1st quarter growth of 6.4% 17 As of March 31, 2014

Effective Management of Nonperforming Assets 2.02% 1.08% 0.99% 1.01%* 0.87% 0.84% 0.75% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2011 2012 1Q13 2Q13 3Q13 4Q13 1Q14 Nonperforming Assets/Noncovered Assets * Includes NPA’s from West Coast Acquisition 18

Conservative Investment Portfolio 19% 6% 46% 25% 17% 19 As of March 31, 2014 Municipal Securities 22% US Government Agencies 20% Agency MBS, CMO & Other Securities 57% US Government Bonds 1% Total Book Value = $1.6 Billion 1st Quarter 2014 Yield = 2.58% Duration = 3.8 Years

Diversified, Relationship Based Deposit Base 19% 6% 46% 25% 17% Noninterest Bearing 37% Interest Bearing Demand 20% Money Market 25% Savings 9% CD's < $100,000 5% CD's > $100,000 3% CDARS & Brokered MM 1% Total Deposits = $6.0 Billion 1st Quarter 2014 Cost of Interest Bearing Deposits = 8bps Core Deposits = 96% of Total 20 As of March 31, 2014

Total Cost of Deposits 21 1.86% 0.29% 0.05% 2.15% 0.61% 0.23% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2008 2009 2010 2011 2012 2013 1Q14 Columbia Bank Peer Group

Interest Rate Sensitivity 22 • Stable asset duration • 37% of the loan portfolio reprices in one year or less (most monthly) • 38% of the loan portfolio is fixed rate and 25% is variable rate that reprices in over 1 year • 97% of all variable rate loans reprice in 5 years or less • The fixed rate book has a weighted average maturity of 6.5 years • Interest rate floors within the loan portfolio total $1.9 billion, with about 50% in-the-money • $586 million and $843 million move off their floors in up 100 bps and 200 bps scenarios, respectively. Loan Repricing Detail Fixed $1,781,155 38% Prime 1,098,954 24% Libor 580,515 12% 1Y FHLB/UST/Libor 70,467 2% Variable-1 Year or Less 1,749,936 37% 2Y FHLB 5,782 0% 3Y FHLB/SWAP/UST 182,540 4% 5Y FHLB/SWAP/UST 919,419 20% OVER 5Y FHLB/SWAP 34,100 1% Variable-Greater than 1 Year 1,141,841 25% Total $4,672,932 100% Mar-14 1,153,099 1,740,330 1,786,639 1,781,155 1,243,006 1,729,744 1,691,839 1,749,936 703,711 1,159,253 1,144,694 1,141,841 0% 20% 40% 60% 80% 100% Dec-12 Sep-13 Dec-13 Mar-14 Loan Portfolio Repricing Variable-Greater than 1 Year Variable-1 Year or Less

Strong Capital Measures 23 14.3% 19.6% 24.5% 21.1% 20.6% 14.7% 14.8% 0% 5% 10% 15% 20% 25% 30% 2008 2009 2010 2011 2012 2013 1Q14 Total Risk Based Capital COLB Regulatory Minimum "Well Capitalized" Columbia Bank’s capital is well in excess of regulatory minimums. 8.0% 11.4% 14.0% 13.4% 13.3% 10.0% 10.3% 0% 4% 8% 12% 16% 2008 2009 2010 2011 2012 2013 1Q14 Tangible Equity/Tangible Assets

Priorities Moving Forward • Continue business development and sales management efforts to increase market share • Emphasis on high quality loan growth • Continue emphasis on expense control and growth in non- interest income • Focus on core deposits; developing new and existing customer relationships • Continued commitment to remain a true community bank 24

COLB: Total Return Performance 25 0 50 100 150 200 250 300 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 03/31/14 In d e x V a lu e Total Return Performance Columbia Banking System, Inc. NASDAQ Composite COLB Peer Group Index KBW Regional Bank Index

Melanie J. Dressel President and Chief Executive Officer 253-305-1911 mdressel@columbiabank.com Clint E. Stein Executive Vice President and Chief Financial Officer 253-593-8304; cstein@columbiabank.com Slide Deck Davidson London Columbia Bank Center 1301 A Street, Suite 900 P.O. Box 2156 Tacoma, WA 98401-2156 26